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                                                                    EXHIBIT 10.3

                                INFOTOPIA, INC.

                                    FORM OF

                             SUBSCRIPTION AGREEMENT

1.     SUBSCRIPTION AGREEMENT

       READ THE SUBSCRIPTION AGREEMENT IN ITS ENTIRETY. It contains Certain statements and certain representations required to be made by each subscriber. Complete, date, and sign the signature page (page 8 of the Subscription Agreement) and return the executed Subscription Agreement, together with payment in full for the number of Common Shares subscribed for, to the Company at the address set forth in item 3 below.

2.     CERTIFICATE FOR CORPORATE, PARTNERSHIP, TRUST AND JOINT PURCHASERS.

       If the purchaser is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions that appear in the Certificate of Corporate, Partnership, Trust and Joint Purchasers. Please date and sign the Certificate.

3.     PAYMENT

       You will be required to submit the executed Signature Page and tender the correct purchase price in cash, check (made payable to "Infotopia, Inc."), wire transfer or similar payment (or surrender of Notes) in order to complete your subscription. See Paragraph 5 to the Subscription Agreement.

       Deliver or mail items 1, 2 and 3 to: Infotopia, Inc., 218 Tearall Road, Raynham, MA, 02767 Attention Daniel J. Hoyng, CEO. (funds can be wire transferred) See attached document.

               ALL INFORMATION SHOULD BE TYPED OR PRINTED IN INK.
                       ANY CORRECTIONS MUST BE INITIALED.

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                                INFOTOPIA, INC.

                             SUBSCRIPTION AGREEMENT

To:   Infotopia, Inc.
      218 Tearall Road
      Raynham, MA 02767
      Attention: Daniel J. Hoyng, CEO


      1. AGREED SUBSCRIPTION; PURCHASE PRICE. The undersigned hereby subscribes
for Common Stock (minimum subscription           Shares) issued by Infotopia,
Inc., a  Nevada corporation (the "Company") at a price of $     per Share. The
undersigned agrees to promptly tender to the Company payment of the full subscription price in cash.

      The undersigned agrees that this subscription is and shall be irrevocable, but that it may be rejected, in whole or in part, by the Company, and that the obligations of the undersigned hereunder will terminate if this subscription is not accepted by the Company. The undersigned understands that the Company will notify him if this subscription has been rejected for any reason. If this subscription is rejected, the payment tendered by him will be returned to him forthwith, without interest or deduction. If this subscription is accepted by the Company, the amount of the payment tendered by him will be applied in accordance with the description set forth in the Term Sheet and
Section 5 hereof.

      2. ACKNOWLEDGMENTS OF SUBSCRIBER; ECONOMIC RISK; NO LIQUIDITY. The undersigned understands and agrees that an investment in the Common Shares is not a liquid investment. In particular and in addition to the representations in Section 3 hereof, the undersigned recognizes, acknowledges and agrees that:

         2.1 The undersigned must bear the economic risk of investment in the Common Shares (and the component securities) for an indefinite period of time, since the Common Shares (and the component securities) have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws ("State Acts"), and, therefore, cannot be transferred or sold unless either they are subsequently registered under the Act and applicable State Acts, or an exemption from registration is available and a favorable opinion of counsel to that effect is obtained.

         2.2 The undersigned will have only those limited rights to register under the Act and applicable State Acts for the Common Stock.

      3. SUBSCRIBER'S REPRESENTATIONS. The undersigned represents to and agrees with the Company that:

         3.1 The undersigned and his purchaser representative(s), if any, have carefully reviewed and understand the risks of and other considerations relating to a purchase of the Common Shares.

         3.2 The undersigned and his purchaser representative(s), if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Term Sheet and have had all of their inquiries to the Company answered in full, and have been furnished all requested material relating to the Company, the offering and sale of the Common Shares and any other matter described in the Term Sheet.

         3.3 Neither the undersigned nor his purchaser representative(s), if any, have been furnished any offering literature by the Company or any of their affiliates, associates or agents, other than the Term Sheet and the exhibits and attachments thereto.

         3.4 The undersigned is acquiring the Common Shares for which he hereby subscribes as principal for his own investment account, and not (1) with a view to the resale or distribution of all or any part thereof, (2) on behalf of another person who has not made the foregoing representation, or


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(3) in order for any person to acquire less than the minimum subscription required hereunder, unless a lesser subscription specifically has been accepted by the Company.

3.5 The undersigned is an accredited investor, as defined in Rule 501(a) of Regulation D promulgated pursuant of the Act, by virtue of the fact that (INITIAL APPLICABLE CHOICES):

          ___  (i)    The undersigned had individual income (exclusive of any
income attributable to spouse) of more than $200,000 in each of the most recent two years or joint income with the undersigned's spouse in excess of $300,000 in each of such years and reasonably expects to have income of at least the same level for the current year.

          ___  (ii)   The undersigned has an individual net worth, or a combined net worth with the undersigned's spouse, in excess of $1,000,000. For purposes of this Subscription Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

          ___ (iii) The undersigned is a director or executive officer of the Company.

     ACCREDITED PARTNERSHIP, CORPORATION, TRUST OR OTHER INVESTORS MUST INITIAL AT LEAST ONE OF THE FOLLOWING STATEMENTS.

          ___  (iv)   The undersigned is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

          ___  (v)    The undersigned is a private business development company
as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

          ___  (vi)   The undersigned is an organization described in section
501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed of the specific purpose for acquiring the securities offered, with total assets in excess of $5,000,000.

          ___ (vii) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

          ___ (viii) All of the equity owners of the undersigned qualify as accredited investors under one of the statements set forth above.





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       3.6    The undersigned has evaluated the risks of investing in the
Company and has substantial experience in making investment decisions of this type or is relying on his investment decision.

       3.7 THE UNDERSIGNED UNDERSTANDS THE FUNDAMENTAL ASPECTS OF AND RISKS INVOLVED IN AN INVESTMENT IN THE COMPANY'S COMMON SHARES, INCLUDING (1) THE SPECULATIVE NATURE OF THE INVESTMENT, (2) THE FINANCIAL HAZARDS INVOLVED, INCLUDING THE RISK OF LOSING THE ENTIRE INVESTMENT, (3) THE LACK OF LIQUIDITY AND THE RESTRICTIONS ON TRANSFERABILITY OF THE COMMON SHARES (4) THE INHERENT RISKS RELATING TO THE BUSINESS OF THE COMPANY, AND (5) THE FACT THAT THE COMPANY HAS A LIMITED OPERATING HISTORY, LIMITED CAPITAL RESOURCES, MAY REQUIRE ADDITIONAL FINANCING AND HAS ACCUMULATED DEFICITS.

       3.8 The address set forth on the Subscription Agreement Signature Page hereof is the undersigned's true and correct principal address, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

       3.9 The undersigned, if a corporation, partnership, trust or other form of business entity, (1) is authorized and otherwise duly qualified to purchase and hold the Common Shares, (2) has its principal place of business at its residence address set forth on the Subscription Agreement Signature Page hereof, (3) has not been formed for the specific purpose of acquiring the Common Shares, and (4) has submitted and executed all documents required pursuant to the Certificate for Corporate, Partnership, Trust and Joint Purchasers and Special Subscription Instructions. The person executing this Subscription Agreement and all other documents related to the offering hereby represents that he is duly authorized to execute and deliver all such documents on behalf of the entity. IF THE UNDERSIGNED IS ONE OF THE AFOREMENTIONED ENTITIES, IT HEREBY AGREES TO SUPPLY ANY ADDITIONAL WRITTEN INFORMATION THAT MAY BE REQUIRED BY THE COMPANY.

       3.10 All of the information that the undersigned has heretofore furnished to the Company, or that is set forth herein with respect to himself, his financial position, and his business and investment experience, is correct and complete as of the date hereof, and, if there should be any material change in such information prior to the closing of the sale of the Common Shares, the undersigned will immediately furnish the revised or corrected information to the Company.

       3.11 The undersigned agrees to be bound by all of the terms and conditions of the offering made by the Term Sheet including the Exhibits thereto.

       3.12 No person other than the undersigned will have a direct or indirect interest in the Common Shares subscribed for hereby.

       3.13 The undersigned consents to the placement of a legend on any certificate(s) or other document evidencing the Common Shares (if separately certificated) stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sales thereof. The undersigned is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

       3.14 The undersigned understands that the Company will review this Subscription Agreement and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the undersigned; and it is further agreed that the Company reserves the unrestricted right to reject or limit in whole or in part any subscription and to close the offer at any time.

       3.15 To the extent the purchaser of the Common Shares is represented by an investment advisor, the investment advisor makes the following additional representations:

              (i) it has full power and authority to execute and deliver this

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Subscription Agreement on behalf of each of the purchasers for whom it is executing this Subscription Agreement ("Represented Purchasers") such Represented Purchaser's investments in the Common Shares are not prohibited by applicable laws, and such investment advisor's acting on behalf of such Represented Purchasers with respect to such investments is also not prohibited by applicable laws. Upon investment advisor's execution and delivery of this Subscription Agreement on behalf of a Represented Purchaser, and upon execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will constitute the valid, binding and enforceable obligation of such Represented Purchaser.

                     (ii) it is an investment advisor registered as such under the Investment Advisors Act of 1940. It is acting as an investment advisor to each of the Represented Purchaser's funds be utilized to acquire the Common Shares.

                     (iii) it has knowledge and experience in financial and business matters in general and in similar investments in particular so as to be capable of evaluating the merits and risk of an investment in the Common Shares. Attached to the signature page of this Subscription Agreement is the written evidence of discretionary authority of the investment advisor with respect to each of the represented purchasers.

       4. STATE LAW LEGENDS

              4.1 COLORADO RESIDENTS. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Colorado Securities Act (the "Colorado Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Colorado Act or pursuant to an effective registration thereunder.

              4.2 CONNECTICUT RESIDENTS. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Connecticut Uniform Securities Act, as amended (the "Connecticut Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such securities will not be transferred or sold without registration under the Connecticut Act or exemption therefrom.

              4.3 FLORIDA RESIDENTS. As described in the introductory pages of the Term Sheet, Florida investors have, under certain circumstances, a right of recision pursuant to Section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act.

              4.4 KANSAS. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Kansas Securities Act (the "Kansas Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Kansas Act or pursuant to an effective registration thereunder.

              4.5 MINNESOTA. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversions Stock have not been registered under the Minnesota Blue Sky Law (the "Minnesota Act"), and therefore cannot be sold or transferred by the investor except in transaction which is exempt under the Minnesota Act or pursuant to an effective registration thereunder.

              4.6 NEW JERSEY RESIDENTS. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversions Stock have not been approved or disapproved by the Bureau of Securities of the State of New Jersey nor has the Bureau passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

              4.7 NEW YORK RESIDENTS. Each New York purchaser of the Common Shares understands that this offering of Common Shares of the Company has not been reviewed by the attorney general of the State of New York. The undersigned understands that any offering literature used in connection with this offering has not been pre-filed with the attorney general and has not been reviewed by

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the attorney general prior to its use. The attorney general of the state of New
York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. The Common Shares are being purchased for the undersigned's own account for investment, and not for distribution or resale to others. The undersigned agrees that he will not sell or otherwise transfer the Common Shares or the component securities unless they are registered under the federal Securities Act of 1933 or unless and exemption from such are registration is available. The undersigned represents that he has adequate means of providing for this current needs and possible personal contingencies, and that he has no need for liquidity of this investment.

          4.8 OHIO. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Ohio Securities Act (the "Ohio Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Ohio Act or pursuant to an effective registration thereunder.

          4.9 OREGON. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have no been registered under the Oregon Securities Law (the "Oregon Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Oregon Act or pursuant to an effective registration thereunder.

          4.10 TEXAS RESIDENTS. The undersigned hereby acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because such securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

     5. TERMS OF SUBSCRIPTION AND CLOSING

          5.1 The subscription will begin as of the date of this agreement and will terminate upon completion (the "Termination Date"). The minimum subscription per subscriber shall be _____ shares at $___ per share.

          5.2 The Company reserves the right in its discretion, to (i) offer and sell up to as many Common Shares as required to fund the companies strength. The Company is not required to notify any Common Share subscriber or purchaser of the offer and sale of any additional Common Shares.

          5.3 Upon receipt and acceptance by the Company of subscription documents and payment (collected funds or surrendered Notes) for Common Shares, the Company shall, with reasonable dispatch, issue and mail the Common Shares so purchased to investors (the "Closing"). Since there is no minimum offering, upon receipt of payment (clearance of funds) and executed Subscription Agreement in form and substance satisfactory to the Company, the Company will issue Common Shares as collected funds or surrendered Notes are received.

          5.4 SUBSCRIPTIONS WILL NOT BE DEEMED ACCEPTED BY THE COMPANY UNTIL THE LATEST TO OCCUR OF (i) RECEIPT FROM AN INVESTOR OF A DULY EXECUTED AND COMPLETED SUBSCRIPTION AGREEMENT; (ii) SATISFACTION, IN THE COMPANY'S SOLE DISCRETION THAT THE SUBSCRIBER IS AN ACCREDITED INVESTOR; AND (iii) COLLECTED FUNDS OR SURRENDERED NOTES WITH RESPECT TO SUCH SUBSCRIPTION. SUBSCRIPTIONS MAY NOT BE WITHDRAWN BY A SUBSCRIBER AFTER DELIVERY OF THE EXECUTED SUBSCRIPTION AGREEMENT. THE COMPANY MAY, IN ITS SOLE DISCRETION, ACCEPT OR REJECT THE SUBSCRIPTION OF ANY PERSON IN WHOLE OR IN PART.

     6. The foregoing representations are true and accurate as of the date hereof, shall be true and accurate as of the date of the execution of this Subscription Agreement, and shall survive such date. If, in any respect, such representations shall not be true and accurate prior to or upon the execution of this Subscription Agreement, the undersigned shall give written notice of such fact to the Company, specifying which representations are not true and accurate and the reasons therefore, with a copy to his purchaser representative(s), if any.

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          7. This subscription is not transferable or assignable by the undersigned.

          8. This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

          9. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without giving effect to conflict of laws principles.



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                                INFOTOPIA, INC.

                     SUBSCRIPTION AGREEMENT SIGNATURE PAGE


I the undersigned hereby agree to purchase         shares of Infotopia, Inc.
Common Stock for $           .




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Signature                                                  Date




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Social Security Number or Tax Payer ID



Address of Purchaser:






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